UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBDQQ*	*

*	The registrant’s common shares trade on the OTC Pink Open Market under the symbol “DBDQQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership

As previously disclosed, on June 1, 2023, Diebold Nixdorf, Incorporated (the “Company” and, solely following the Effective Date (as defined below), the “Reorganized Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Southern District of Texas (the “U.S. Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the U.S. Code (the “U.S. Bankruptcy Code”). The cases are being jointly administered under the caption In re: Diebold Holding Company, LLC, et al. (Case No. 23-90602) (the “Chapter 11 Cases”). Additionally, as previously disclosed, on June 1, 2023, Diebold Nixdorf Dutch Holding B.V. (“Diebold Dutch”) filed a scheme of arrangement relating to certain of the Company’s subsidiaries and commenced voluntary proceedings (the “Dutch Scheme Proceedings”) under the Dutch Act on Confirmation of Extrajudicial Plans (Wet homologatie onderhands akkoord) in the District Court of Amsterdam (the “Dutch Court”).

In addition, as previously disclosed, on June 12, 2023, Diebold Dutch filed a voluntary petition for relief under chapter 15 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court seeking recognition of the Dutch Scheme Proceedings and related relief (the “Chapter 15 Proceedings”).

The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the U.S. Bankruptcy Court and in accordance with the applicable provisions of the U.S. Bankruptcy Code and orders of the U.S. Bankruptcy Court.

Confirmation of the U.S. Plan

On July 13, 2023, the U.S. Bankruptcy Court entered an order, Docket No. 254 (the “Confirmation Order”), attached hereto as Exhibit 2.1, confirming the Debtors’ Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Diebold Holding Company, LLC and its Debtor Affiliates as revised July 7, 2023 (the “U.S. Plan”). The U.S. Plan incorporates by reference certain documents filed with the U.S. Bankruptcy Court as part of the supplements to the U.S. Plan filed with the U.S. Bankruptcy Court on June 21, 2023, June 27, 2023, July 5, 2023, July 7, 2023 and July 10, 2023 (collectively, the “Plan Supplement”). A copy of the U.S. Plan is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

The U.S. Plan will become effective when certain conditions are satisfied or waived, including, (a) the Dutch Court shall have entered an order sanctioning the Netherlands WHOA Plan of Diebold Nixdorf Dutch Holding B.V. and the Dutch Scheme Companies (the “WHOA Plan”) in the Dutch Scheme Proceedings, which order shall not be subject to a stay nor have been rescinded, vacated or reversed on appeal and (b) the U.S. Bankruptcy Court shall have entered an order in the Chapter 15 Proceedings recognizing the Dutch Scheme Proceedings and the WHOA Plan, and such order shall not be subject to a stay nor have been rescinded, vacated or reversed on appeal.

The following is a summary of certain provisions of the U.S. Plan, as confirmed by the U.S. Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the U.S. Plan. The following summary is qualified in its entirety by reference to the full text of the U.S. Plan (including the Plan Supplement). Copies of the U.S. Plan and the Confirmation Order are available free of charge at https://cases.ra.kroll.com/DieboldNixdorf/. The information set forth on the foregoing website shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the U.S. Plan.

Treatment of Claims

The following is a high-level summary of the treatment of classified claims and interests under the U.S. Plan, which is qualified in its entirety by the terms of the U.S. Plan:

•

Holders of Other Secured Claims. Each holder of allowed Other Secured Claims will receive, at the Company’s option (with the reasonable consent of a requisite number of consenting creditors (the “Required Consenting Creditors”)): (a) payment in full in cash; (b) the collateral securing its secured claim; (c) reinstatement of its secured claim; or (d) such other treatment rendering its secured claim unimpaired in accordance with section 1124 of the U.S. Bankruptcy Code.

•

Holders of Other Priority Claims. Each holder of allowed Other Priority Claims will receive, at the Company’s option (with the reasonable consent of the Required Consenting Creditors): (a) payment in full in cash; or (b) such other treatment rendering its other priority claim unimpaired in accordance with section 1124 of the U.S. Bankruptcy Code.

•

Holders of ABL Facility Claims. Prior to the effective date (the “Effective Date”) of the U.S. Plan and the WHOA Plan (the “Plans”), allowed ABL Facility Claims were paid in full and any letters of credit were cash collateralized.

•	Holders of Superpriority Term Loan Claims. Prior to the Effective Date, allowed Superpriority Term Loan Claims were paid in full.

•

Holders of First Lien Claims. On or as soon as practicable after the Effective Date, each holder of allowed First Lien Claims will receive its pro rata share of 98% of the Reorganized Company’s new common equity interests (the “New Common Stock”) available for distribution to certain creditors under the Plans, which will be subject to dilution on account of (a) the issuance of the New Common Stock (the “Additional New Common Stock”) as premiums in consideration for commitments with respect to the Debtors’ $1.25 billion debtor-in-possession term loan credit facility (the “DIP Facility”) and (b) a new management incentive plan to be implemented in connection with the Chapter 11 Cases pursuant to which 6% of the number of shares of New Common Stock to be issued pursuant to the U.S. Plan on a fully diluted basis (the “MIP Shares”) will be reserved for issuance to management as determined by the restructured Company’s new board of directors.

•

Holders of Second Lien Notes Claims. On or as soon as practicable after the Effective Date, each holder of allowed Second Lien Notes Claims will receive its pro rata share of 2% of the New Common Stock available for distribution to creditors under the Plans, which will be subject to dilution on account of (a) the issuance of the Additional New Common Stock related to the backstop premiums with respect to the DIP Facility and (b) the MIP Shares.

•

Holders of 2024 Stub Unsecured Notes Claims. On or as soon as reasonably practicable after the Effective Date, each holder of allowed 2024 Stub Unsecured Notes Claims will receive its pro rata share of an amount of cash that would provide such holder with the same percentage recovery on its allowed 2024 Stub Unsecured Notes Claim that a holder of an allowed Second Lien Notes Claim would receive in respect of its allowed Second Lien Notes Claim (as diluted on account of the Additional New Common Stock, as applicable) under the U.S. Plan based upon the midpoint of the equity value of the New Common Stock as set forth in the disclosure statement filed in the Chapter 11 Cases.

•

Holders of General Unsecured Claims. On the Effective Date, each allowed General Unsecured Claim will be reinstated and paid in the ordinary course of business in accordance with the terms and conditions of the particular transaction or agreement giving rise to such allowed general unsecured claim, or otherwise provided such treatment to render it unimpaired.

•

Holders of Section 510(b) Claims. On the Effective Date, claims that could be asserted under section 510(b) of the U.S. Bankruptcy Code will be extinguished, cancelled and discharged, and holders thereof would receive no distributions from the Debtors in respect of their claims.

•	DNI Equity Holders. Each holder of an equity interest in Diebold Nixdorf, Incorporated will have such interest extinguished, cancelled and discharged without any distribution.

The Exit Facility

Pursuant to the U.S. Plan and as a condition to its effectiveness, the Company expects to enter into the Exit Facility Credit Agreement as contemplated by the Exit Facility Term Sheet, which is attached as an exhibit to the Restructuring Support Agreement, dated as of May 30, 2023 (the “Restructuring Support Agreement”), by and among the Company, certain if its subsidiaries and the consenting creditors party thereto. The Restructuring

Support Agreement was previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 30, 2023. The Exit Facility Credit Agreement would be entered into on the Effective Date. The Exit Facility Credit Agreement is expected to be a $1.25 billion senior secured term loan, maturing in 2028 and bearing interest at a rate per annum equal to the Term SOFR Rate (subject to a floor of 4.00%) plus 7.50%.

Management Incentive Plan

Pursuant to the U.S. Plan, the Reorganized Company will adopt a new management incentive plan (“MIP”). The U.S. Plan contemplates that 6% of the New Common Stock, on a fully diluted basis, will be reserved for issuance in connection with the MIP.

Conversion to Delaware Corporation

Pursuant to the U.S. Plan as and part of the restructuring transactions contemplated by the U.S. Plan, the Reorganized Company will reincorporate from an Ohio corporation to a Delaware corporation.

Equity Securities to be Authorized, Issued and Reserved for Issuance After Emergence

As of March 31, 2023, the Company had 79,103,450 shares of common shares, $1.25 par value per share, issued and outstanding. On the Effective Date, all outstanding common shares will be cancelled and extinguished, and any rights of any holder in respect thereof will be deemed cancelled, discharged and of no force or effect. The Reorganized Company’s new certificate of incorporation will authorize the issuance of 45,000,000 shares of New Common Stock.

On the Effective Date, the Reorganized Company will issue or reserve for issuance shares of New Common Stock for distribution in accordance with the U.S. Plan. Pursuant to the U.S. Plan, on the Effective Date, 37,566,667 shares of New Common Stock will be issued. The Reorganized Company will also reserve for issuance a sufficient number of shares to be issued pursuant to awards granted under the MIP.

Treatment of Executory Contracts or Unexpired Leases

On the Effective Date, except as otherwise provided in the U.S. Plan or in any contract, instrument, release, indenture, or other agreement or document entered into in connection with the Plan, all Executory Contracts and Unexpired Leases shall be deemed assumed, without the need for any further notice to or action, order, or approval of the U.S. Bankruptcy Court, as of the Effective Date under section 365 of the Bankruptcy Code, unless such Executory Contract or Unexpired Lease (1) was assumed or rejected previously by the Debtors; (2) previously expired or terminated pursuant to its own terms; (3) is the subject of a motion to reject filed on or before the Effective Date; or (4) is identified on the Rejected Executory Contract and Unexpired Lease List.

Assets and Liabilities

As of March 31, 2023, the total assets and liabilities of the Company were approximately $3.091 billion and $4.564 billion, respectively. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Item 7.01	Regulation FD Disclosure

In addition, on July 13, 2023, the Company issued a press release disclosing the entry of the Confirmation Order. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits hereto contain statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company’s expected future performance (including expected results of operations), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The factors that may affect the Company’s results include, among others: the participation by the Company’s lenders and noteholders in the Restructuring Transactions; the ability to negotiate and execute definitive documentation with respect to the Restructuring Transactions; satisfaction of any conditions in any such documentation; the availability of alternative transactions; the impact of publicity surrounding, and risks and uncertainties relating to, the Chapter 11 Cases and Dutch Scheme Proceedings, including but not limited to, the Company’s ability to obtain U.S. Bankruptcy Court approval with respect to motions in the Chapter 11 Cases and Dutch Court approval with respect to motions in the Dutch Scheme Proceedings, the effects of the Chapter 11 Cases and the Dutch Scheme Proceedings on the Company and on the interests of various constituents, U.S. Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, Dutch Court rulings in the Dutch Scheme Proceedings and the outcome of the Dutch Scheme Proceedings in general, the length of time the Company will operate under the Chapter 11 Cases and Dutch Scheme Proceedings, risks associated with any third-party motions in the Chapter 11 Cases and Dutch Scheme Proceedings, the potential adverse effects of the Chapter 11 Cases and Dutch Scheme Proceedings on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the DIP Facility is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; whether the Company will emerge, in whole or in part, from Chapter 11 Cases and Dutch Scheme Proceedings as a going concern; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common shares, and the trading price and volatility of the Company’s indebtedness and other claims, and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and in other documents the Company files with the SEC.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Order Confirming Debtors’ Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Diebold Holding Company, LLC and its Debtor Affiliates as revised July 7, 2023

2.2*	Debtors’ Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Diebold Holding Company, LLC and its Debtor Affiliates as revised July 7, 2023

99.1	Press Release of Diebold Nixdorf, Incorporated, dated July 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted schedules and similar attachments to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: July 14, 2023	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Executive Vice President, Chief Legal Officer and Secretary